UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 07, 2006 (Date of earliest event reported)
OSI Systems, Inc. (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-23125 (Commission File Number)	33-0238801 (IRS Employer Identification Number)

12525 Chadron Ave. (Address of principal executive offices)		90250 (Zip Code)
310 978 0516 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 7, 2006, we are issuing a press release announcing our financial results for the first quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1.

At the same time, Spacelabs Healthcare, Inc., a subsidiary that serves as a holding company for our Healthcare division, is also issuing a press release announcing its financial results for its first quarter ended September 30, 2006. Spacelabs Healthcare is listed on the AIM of the London Stock Exchange, where it has traded since October 2005 under the ticker symbol "SLAB." A copy of its press release is furnished as Exhibit 99.2.

We are furnishing the information contained in this Item 2.02 (including Exhibits 99.1 and 99.2). It shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

           Exhibit 99.1       Press Release of OSI Systems, Inc. dated November 07, 2006
           Exhibit 99.2       Press Release of Spacelabs Healthcare, Inc. dated November 07, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 07, 2006	OSI SYSTEMS, INC. By: /s/ Alan Edrick Alan Edrick Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of OSI Systems, Inc. dated November 07, 2006
99.2	Press Release of Spacelabs Healthcare, Inc. dated November 07, 2006